UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

249 East Grand Avenue

 South San Francisco California, 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 266-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment to 2005 Equity Incentive Plan

At the 2013 Annual Meeting of Stockholders of Onyx Pharmaceuticals, Inc., or the Company, held on May 23, 2013, the Company’s stockholders approved amendments to the Company’s 2005 Equity Incentive Plan, or the Equity Incentive Plan, that effected the following changes:

•                  Added an additional 3,800,000 shares to the number of shares of Company common stock authorized for issuance under the Equity Incentive Plan;

•                  Increased the aggregate maximum number of shares of the Company’s common stock that may be issued pursuant to the exercise of incentive stock options to 23,060,045 shares;

•                  Amended the menu of performance-based compensation criteria to be used under the Equity Incentive Plan as required by Section 162(m) of the U.S. Internal Revenue Code by providing examples of the types of projects or processes that might be considered under criteria (xxvii) of the Equity Incentive Plan and by clarifying that criteria (xxxi), “other measures selected by the Board,” will not be used as a goal for any compensation that is intended to qualify as performance-based under Section 162(m);

•                  Provided that future performance cash awards will be granted under the Company’s new Cash Incentive Plan;

•                  Terminated provisions relating to Director non-discretionary grants; and

•                  Extended the term of the Equity Incentive Plan by an additional five years.

A more detailed summary of the material features of the Equity Incentive Plan is set forth in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 9, 2013 under “Proposal 2.” The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Incentive Plan, as amended, which is attached hereto as Exhibit 10.13(i) and incorporated herein by reference.

Adoption of 2013 Cash Performance Incentive Plan

At the Annual Meeting, the Company’s stockholders also approved a new Onyx Pharmaceuticals, Inc. 2013 Cash Performance Incentive Plan, or the Cash Incentive Plan.  A summary description of the Cash Incentive Plan is included under “Proposal 3” of the Proxy Statement and is incorporated by reference herein.  That summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Cash Incentive Plan, which is attached hereto as Exhibit 10.40 and incorporated by reference herein.

Amendment to 1996 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders also approved an amendment to the Company’s 1996 Employee Stock Purchase Plan, or the ESPP, to increase the aggregate number of shares of common stock authorized for issuance under the ESPP by 1,000,000 shares. A summary description of the ESPP is included under “Proposal 4” of the Proxy Statement and is incorporated by reference herein. That summary does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, as amended, which is attached hereto as Exhibit 10.7 and incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s stockholders approved the six proposals listed below. Each proposal is described in detail in the Proxy Statement. The results of the matters voted upon at the meeting were:

(1)

All of the nominees of the Board of Directors were elected to serve until the Company’s 2016 annual meeting of stockholders. The nominees were: Corinne H. Nevinny; 60,575,006 shares of common stock voted for, none against, 447,828 withheld, and 5,419,654 broker non-votes; and Thomas G. Wiggans; 59,664,805 shares of common stock voted for, none against, 1,358,029 withheld, and 5,419,654 broker non-votes.

The term of office of directors N. Anthony Coles, M.D., Magnus Lundberg and William R. Ringo continues until the Company’s annual stockholders’ meeting in 2014.  The term of office of directors Paul Goddard, Ph.D., Antonio J. Grillo-López, M.D. and Wendell Wierenga, Ph.D. continues until the Company’s annual stockholders’ meeting in 2015.

(2)

The stockholders approved the Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Equity Incentive Plan by 3,800,000 shares: 41,675,748 shares of common stock voted for, 19,287,731 against, 59,355 abstaining, and 5,419,654 broker non-votes.

(3)	The stockholders approved the Cash Incentive Plan: 59,998,207 shares of common stock voted for, 965,258 against, 59,369 abstaining, and 5,419,654 broker non-votes.

(4)

The stockholders approved the ESPP, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the ESPP by 1,000,000 shares: 60,618,398 shares of common stock voted for, 151,410 against, 253,026 abstaining, and 5,419,654 broker non-votes.

(5)

The stockholders approved, on an advisory basis, the 2012 compensation of the Company’s named executive officers as disclosed in the Proxy Statement: 58,984,585 shares of common stock voted for, 1,976,662 against, 61,587 abstaining, and 5,419,654 broker non-votes.

(6)

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst &Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013: 61,881,568 shares of common stock voted for, 4,492,432 against, 68,488 abstaining and zero broker non-votes.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.7	1996 Employee Stock Purchase Plan, as amended
10.13(i)	2005 Equity Incentive Plan, as amended
10.40	2013 Cash Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2013	ONYX PHARMACEUTICALS, INC.

	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.7	1996 Employee Stock Purchase Plan, as amended
10.13(i)	2005 Equity Incentive Plan, as amended
10.40	2013 Cash Performance Incentive Plan